Exhibit 10.2

        Execution Version

AMENDMENT NO. 2 TO THE TAX RECEIVABLE AGREEMENT
(REORGANIZATION)
October 29, 2021
THIS AMENDMENT NO. 2 (this “Amendment”) to the Tax Receivable Agreement (Reorganization) (as amended, restated or otherwise modified from time to time, the “TRA”), dated as of June 3, 2020, is adopted, executed and entered into by ZoomInfo Technologies Inc. (“PubCo”) and the other parties thereto. Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the TRA.
WHEREAS, on June 3, 2020, the parties hereto entered into the TRA;
WHEREAS, on August 20, 2021, the parties hereto entered into Amendment No. 1 to the TRA;
WHEREAS, Section 7.6(b) of the TRA provides that PubCo, with the consent of the other parties hereto, may amend the TRA;
WHEREAS, PubCo and the other parties hereto desire to amend the TRA on the terms and subject to the conditions set forth herein.
NOW THEREFORE, in consideration of the mutual covenants contained herein and in other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agrees as follows:
1.Amendments to the TRA
(a)The following definitions are hereby added:
“CTB Election” means the election under U.S. Treasury Regulations Section 301.7701-3(c) for MidCo to be treated as a corporation for U.S. federal income tax purposes effective on October 29, 2021.

“First Merger Agreement” means the Agreement and Plan of Merger by and among ZoomInfo Technologies Inc., a Delaware corporation, ZoomInfo Newco Inc., a Delaware corporation and a direct, wholly owned subsidiary of ZoomInfo Technologies Inc. and ZoomInfo MergerSub 1 Inc., a Delaware corporation and a direct, wholly owned subsidiary of ZoomInfo NewCo Inc., entered into as of October 29, 2021.

“Second Merger Agreement” means the Agreement and Plan of Merger by and among Zoom Info Technologies Inc. (f/k/a ZoomInfo NewCo Inc.), a Delaware corporation, ZoomInfo Holdings LLC, a Delaware limited liability company and an indirect, wholly owned subsidiary of Zoom Info Technologies Inc. (f/k/a ZoomInfo NewCo Inc.) and ZoomInfo Merger Sub 2 LLC, a Delaware corporation and a direct, wholly owned subsidiary of Zoom Info Technologies Inc. (f/k/a ZoomInfo NewCo Inc.) entered into as of October 29, 2021.

“MidCo” means ZoomInfo Midco LLC, a Delaware limited liability company.

“New PubCo” means ZoomInfo Technologies Inc. (f/k/a/ ZoomInfo Newco Inc.), a Delaware corporation.

(b)The definition of “Corporate Taxpayer” is hereby deleted in its entirety and replaced with the following:
“Corporate Taxpayer” means ZoomInfo Technologies Inc. and any successor corporation and shall include ZoomInfo Intermediate Holdings LLC and any company that is a member of any consolidated Tax Return of which ZoomInfo Technologies Inc. or ZoomInfo Intermediate Holdings LLC is a member. Notwithstanding the fact that MidCo will not be a Corporate Taxpayer immediately following the CTB Election, MidCo shall be treated as a Corporate Taxpayer for all purposes under this Agreement immediately following such election, including for purposes of computing the Tax Benefit Payments under this Agreement. Notwithstanding the fact that New PubCo will not be a Corporate Taxpayer as of and following the Corporate Restructuring, New PubCo shall be treated as a Corporate Taxpayer for all purposes under this Agreement as of and following such date, including for purposes of computing the Tax Benefit Payments under this Agreement.
(c)Section 2.2(b) of the TRA is hereby amended by adding a new Section 2.2(b)(iii) as follows:
“(iii) Notwithstanding anything in the Agreement to the contrary, the amount of any Blocker Transferred Basis or Pre-Merger NOLs attributable to any TRA Party (and the “with and without” methodology for calculations contemplated by this Agreement) shall not be adversely affected to the extent that the CTB Election and the transactions set forth in the First Merger Agreement and Second Merger Agreement (the “Corporate Restructuring”) are undertaken, and the provisions of this Agreement shall be construed accordingly.”

(d)Section 7.11(b) of the TRA is hereby deleted in its entirety and replaced with the following:
“(b)    If the Corporate Taxpayer (or any member of a group described in Section 7.11(a)) transfers or is deemed to transfer any Unit or any Reference Asset to a transferee that is treated as a corporation for United States federal income tax purposes (other than the Corporate Taxpayer or a member of a group described in Section 7.11(a)) in a transaction in which the transferee’s basis in the property acquired is determined in whole or in part by reference to such transferor’s basis in such property, then the Corporate Taxpayer shall cause such transferee to assume the obligation to make payments hereunder with respect to the applicable Tax Attributes associated with any Reference Asset or interest therein acquired (directly or indirectly) in such transfer (taking into account any gain recognized in the transaction) in a manner consistent with the terms of this Agreement as the transferee (or one of its Affiliates) actually realizes Tax benefits from the Tax Attributes. If OpCo transfers (or is deemed to transfer for United States federal income tax purposes) any Reference Asset to a transferee that is treated as a corporation for United States federal income tax purposes (other than the Corporate Taxpayer or a member of a group described in Section 7.11(a)) in a transaction in which the transferee’s basis in the property acquired is determined in whole or in part by reference to such transferor’s basis in such property, OpCo shall be treated as having disposed of the Reference Asset in a wholly taxable transaction; provided, that notwithstanding the foregoing, the CTB Election and the Corporate Restructuring shall not be treated as a disposition of any Reference Assets in a wholly taxable transaction for purposes of this Agreement, and the following sentence shall not apply. The consideration deemed to be received by OpCo in a transaction contemplated in the prior sentence shall be equal to the fair market value of the deemed transferred asset, plus (i) the amount of debt to which such asset is subject, in the case of a transfer of an encumbered asset or (ii) the amount of debt allocated to such asset, in the case of a transfer of a partnership interest. If any member of a group described in Section 7.11(a) that owns any Unit deconsolidates from the group (or the Corporate Taxpayer deconsolidates from the group), then the Corporate Taxpayer shall cause such member (or the parent of the consolidated group in a case where the Corporate Taxpayer deconsolidates from the group) to assume the obligation to make payments hereunder with respect to the applicable Tax Attributes associated with any Reference Asset it owns (directly or indirectly) in a manner consistent with the terms of this Agreement as the member (or one of its Affiliates) actually realizes Tax benefits. If a transferee or a member of a group described in Section 7.11(a) assumes an obligation to make payments hereunder pursuant to either of the foregoing sentences, then the initial obligor is relieved of the obligation assumed. For the taxable year beginning in January 1, 2022, New PubCo, the Corporate Taxpayer and MidCo will file a consolidated U.S. federal income Tax Return.”
2.Miscellaneous.
(a)Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.
(b)No Other Amendments. Except as modified by this Amendment, the TRA shall remain in full force and effect. Nothing herein shall be held to alter, vary or otherwise affect the terms, conditions and provisions of the TRA, other than as expressly contemplated herein.
(c)Controlling Law; Forum. This Acknowledgment and Amendment shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. Any dispute relating hereto shall be heard in the state or federal courts of Delaware, and the parties agree to exclusive jurisdiction and venue therein and waive any objection based on venue or forum non conveniens with respect to any action instituted therein.

(d)Severability. If any provision of this Amendment shall be held invalid, illegal or unenforceable, the validity, legality or enforceability of the other provisions hereof shall not be affected thereby, and there shall be deemed substituted for the provision at issue a valid, legal and enforceable provision as similar as possible to the provision at issue.
(e)Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.
ZOOMINFO TECHNOLOGIES INC.
By:    /s/ Henry Schuck
Name:    Henry Schuck
Title:    Chief Executive Officer
ZOOMINFO INTERMEDIATE HOLDINGS LLC
By:    /s/ Henry Schuck
Name:    Henry Schuck
Title:    Chief Executive Officer

[Signature Page to Amendment No. 2 to Tax Receivable Agreement (Reorganization)]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.
DO HOLDINGS (WA), LLC
By:    /s/ Henry Schuck
Name:    Henry Schuck
Title:    Chief Executive Officer

[Signature Page to Amendment No. 2 to Tax Receivable Agreement (Reorganization)]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.
22C MAGELLAN HOLDINGS LLC
By:     /s/ David Randall Winn
Name:    David Randall Winn
Title:    Authorized Signatory
By:    /s/ Eric Edell
Name:    Eric Edell
Title:     Authorized Signatory
22C CAPITAL I-A, L.P.
By:     22C Capital GP I, L.L.C., its general partner
By:    22C Capital GP I MM LLC, its managing member

By:     /s/ David Randall Winn
Name:    David Randall Winn
Title:    Member
By:    /s/ Eric Edell
Name:    Eric Edell
Title:    Member

[Signature Page to Amendment No. 2 to Tax Receivable Agreement (Reorganization)]

22C DISCOVERORG CP, L.P.
By:    22C Capital GP I, L.L.C., its general partner
By:    22C Capital GP I MM LLC, its managing member

By:    /s/ David Randall Winn
Name:    David Randall Winn
Title:    Member
By:    /s/ Eric Edell
Name:    Eric Edell
Title:    Member
22C DISCOVERORG MM, LLC
By:    22C DiscoverOrg Advisors, LLC, its
managing member

By:    /s/ David Randall Winn
Name:    David Randall Winn
Title:    Managing Member
By:    /s/ Eric Edell
Name:    Eric Edell
Title:     Managing Member

[Signature Page to Amendment No. 2 to Tax Receivable Agreement (Reorganization)]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.
CARLYLE PARTNERS VI DASH HOLDINGS, L.P.
By:    TC Group VI, L.P., its general partner
By:    TC Group VI, L.L.C., its general partner

By:    /s/ Patrick McCarter
Name:    Patrick McCarter
Title:    Authorized Person
CP VI EVERGREEN HOLDINGS, L.P.
By:    TC Group VI S1, L.P., its general partner
By:    TC Group VI S1, L.L.C., its general partners

By:    /s/ Patrick McCarter
Name:    Patrick McCarter
Title:    Authorized Person
CP VI EVERGREEN HOLDINGS II, L.P.
By:    TC Group VI S1, L.P., its general partner
By:    TC Group VI S1, L.L.C., its general partners

By:    /s/ Patrick McCarter
Name:    Patrick McCarter
Title:    Authorized Person

[Signature Page to Amendment No. 2 to Tax Receivable Agreement (Reorganization)]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.
TA XI DO FEEDER, L.P.
By:    TA Associates XI GP, L.P., its general partner
By:    TA Associates SDF II, L.P., its general partner
By:    TA Associates US Holding Corp., its general partner

By:    /s/ Gregory M. Wallace
Name:    Gregory M. Wallace
Title:    Chief Financial Officer, Funds
TA SDF II DO FEEDER, L.P.
By:    TA Associates SDF II, L.P., its general partner
By:    TA Associates, L.P., its general partner
By:    TA Associates US Holding Corp., its general partner

By:     /s/ Gregory M. Wallace
Name:    Gregory M. Wallace
Title: Chief Financial Officer, Funds

[Signature Page to Amendment No. 2 to Tax Receivable Agreement (Reorganization)]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.
TA SDF III DO FEEDER, L.P.
By:    TA Associates SDF III GP, L.P., its general partner
By:    TA Associates, L.P., its general partner
By:    TA Associates US Holding Corp., its general partner

By:     /s/ Gregory M. Wallace
Name:     Gregory M. Wallace
Title:     Chief Financial Officer, Funds
TA ATLANTIC & PACIFIC VII-B, L.P.
By:    TA Associates AP VII GP, L.P., its general partner
By:    TA Associates, L.P., its general partner
By:    TA Associates US Holding Corp., its general partner

By:    /s/ Gregory M. Wallace
Name:     Gregory M. Wallace
Title:     Chief Financial Officer, Funds

[Signature Page to Amendment No. 2 to Tax Receivable Agreement (Reorganization)]